UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 13, 2002
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 5.  Other Events and Regulation FD Disclosure

On December 13, 2002, Anadarko Petroleum Corporation announced guidance for production volumes, earnings and cash flow and provided a preliminary estimate of its one-year cost of finding new oil and gas reserves. The press release is included in this report as Exhibit 99.

Item 7c. Exhibits
99	Anadarko Petroleum Corporation Press Release, dated December 13, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

December 13, 2002	By:	/s/ Diane L. Dickey
Diane L. Dickey - Vice President and Controller